Cellular Biomedicine Group Ltd.

Financial Statements

For the Year Ended December 31, 2012

Cellular Biomedicine Group Ltd.

Contents

D.H.S.Z [2013] No.004184

To: The Shareholders of Cellular Biomedicine Group Ltd.

We have audited the accompanying consolidated financial statements of Cellular Biomedicine Group Ltd., which comprise the consolidated balance sheet as of December 31, 2012, and the related consolidated statements of operations, consolidated statement of changes in equity, and consolidated cash flows for the year ended December 31, 2012.

I. Management's Responsibility regarding the Consolidated Financial Statements

These consolidated financial statements are the responsibility of the Company's management. In that regard, management is responsible for: (1) ensuring the consolidated financial statements that are prepared in accordance with the Generally Accepted Accounting Principles and presented fairly; (2) designing, establishing and maintaining effective internal control over financial reporting to ensure the consolidated financial statements are free of material misstatements, whether caused by error or fraud.

II. Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those principles require that we follow the professional ethics standards, plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. The audit procedures selected depend on the auditor's judgment, including the risk assessment of material misstatements due to error or fraud. In making those risk assessments, the auditor should consider the Company's internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.

We believe that our audit provides a reasonable basis for our opinion.

III. Unqualified opinion on financial statements

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Group at December 31, 2012, and the results of its operations and its cash flows for the period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Dahua Certified Public Accountants (Special General Partnership)

Beijing · China

March 11, 2013

Cellular Biomedicine Group Ltd.

Consolidated Statement of Operations

Year ended December 31,		2012		2011
Revenue	USD	273,620	USD	198,489
Cost of sales		194,264		99,694
Gross profit		79,356		98,795
Selling expenses (note 8)		471,420		140,728
G&A expenses (note 6)		3,455,446		1,282,029
Research and development expense (note 7)		3,214,289		228,462
Total operating expenses		7,141,155		1,651,219
Operating income (loss)		(7,061,799)		(1,552,424)
Other income/(expenses) (note 9)				
Interest income/(expense)		1,788		1,457
Foreign exchange gain/(loss)		25,054		(33,722)
Total other income/(expenses)		26,842		(32,265)
Non-operating revenue		3,438		8,407
Non-operating expenses		-		16,791
Non-operating income (loss)		3,438		(8,384)
Income (loss) before income taxes		(7,031,519)		(1,593,073)
Income taxes (note 16)		-		-
Net income (loss)		(7,031,519)		(1,593,073)
Other comprehensive income		13,705		36,620
Comprehensive income	USD	(7,017,814)	USD	(1,556,453)

See accompanying notes to consolidated financial statements.

Cellular Biomedicine Group Ltd.

Consolidated Balance Sheet

December 31,		2012		2011
Assets				
Current Assets				
Cash and cash equivalents	USD	4,144,896	USD	4,413,971
Accounts receivable		20,683		66,657
Amount due from related parties		-		312,640
Inventory (note 10)		37,241		43,629
Prepaid expense (note 11)		18,118		422,569
Other current assets (note 11)		128,681		19,392
Total Current Assets		**4,349,619**		**5,278,858**
Non-current Assets				
Net property and equipment (note 12)		1,326,882		523,509
Intangible Assets		940,897		-
Long-term prepaid expenses and other assets		134,229		-
Total Non-current Assets		**2,402,008**		**523,509**
Total Assets	**USD**	**6,751,627**	**USD**	**5,802,367**

See accompanying notes to consolidated financial statements.

Cellular Biomedicine Group Ltd.

Consolidated Balance Sheet

December 31,		2012		2011
Liabilities and Shareholders' Equity				
Current Liabilities				
Accounts payables	USD	23,931	USD	2,923,098
Accrued Expense		97,454		62,140
Amount due to related parties		-		5,651
Other current liabilities(note 13)		473,848		-
Total Current Liabilities		**595,233**		**2,990,889**
Total Liabilities		**595,233**		**2,990,889**
Shareholders' Equity				
Additional paid in capital(note 14)		14,713,714		4,350,984
Undistributed profits		(8,618,946)		(1,587,427)
Accumulated other comprehensive income		61,626		47,921
Total Shareholders' Equity		**6,156,394**		**2,811,478**
Total Liabilities and Shareholders' Equity	**USD**	**6,751,627**	**USD**	**5,802,367**

See accompanying notes to consolidated financial statements.

Cellular Biomedicine Group Ltd.

Consolidated Statement of Changes in Equity

	Additional paid in capital	Accumulated profit/(loss)	Accumulated other comprehensive income	Total
	Amount	Amount	Amount	Amount
Balance as of January 1, 2011	2,130	3,516	11,301	16,947
Allotment in shares	188,622	-	-	188,622
Share Premium	4,415,816	-	-	4,415,816
Less: Service rendered	(255,584)	-	-	(255,584)
Profit (Loss) for the period	-	(1,590,943)	-	(1,590,943)
Comprehensive income	-	-	36,620	36,620
Balance as of 31st December 2011	4,350,984	(1,587,427)	47,921	2,811,478
Allotment in shares	464,927	-	-	464,927
Share Premium	11,531,225	-	-	11,531,225
Less: Service rendered	(1,633,422)	-	-	(1,633,422)
Profit (Loss) for the period	-	(7,031,519)	-	(7,031,519)
Comprehensive income	-	-	13,705	13,705
Balance as of 31st December 2012	14,713,714	(8,618,946)	61,626	6,156,394

See accompanying notes to consolidated financial statements.

Cellular Biomedicine Group Ltd.

Consolidated Statement of Cash Flows

December 31,		2012		2011
Cash flows from operating activities:				
Net income	USD	(7,031,519)	USD	(1,593,073)
Depreciation and amortization		102,045		27,540
Share premium		1,446,368		435,712
Changes in assets and liabilities:				
(Increase)decrease in:				
Accounts receivable		45,974		(1,982,771)
Inventory		6,388		(42,562)
Prepaid expenses and other assets		404,451		(366,378)
Increase (decrease) in:				
Accounts payable and accrued expenses		(2,311,323)		(572,460)
Taxes payable		(121,100)		(6,412)
Net cash provided by (used in) operating activities		**(7,458,716)**		**(4,100,404)**
Cash flows from investing activities:				
Capital expenditures		(1,726,721)		(459,580)
Net cash provided by (used in) investing activities		**(1,726,721)**		**(459,580)**
Cash flows from financing activities:				
Shareholder's investment received in advance		-		2,500,000
Proceeds from sale of common stock		8,916,362		5,502,346
Net cash provided by (used in) financing activities		**8,916,362**		**8,002,346**
Effect of exchange rate changes on cash balances		**-**		**21,015**
Net increase (decrease) in cash and cash equivalents		**(269,075)**		**3,463,377**
Cash and cash equivalents at beginning of year		**4,413,971**		**950,594**
Cash and cash equivalents at end of year	**USD**	**4,144,896**	**USD**	**4,413,971**

See accompanying notes to consolidated financial statements.

1. DESCRIPTION OF BUSINESS

The accompanying consolidated financial statements include the financial statements of Cellular Biomedicine Group Ltd. (Formerly known as China Biotech Group Ltd. or W.A Stem Cell Technologies Ltd. BVI) for the year ended December 31, 2012, the financial statements of China Biotech Group HK(Formerly known as China Biotech Group Ltd. or W.A Stem Cell Technologies Ltd. BVI) for the year ended December 31, 2012,the financial statements of Cellular Biomedicine Group HK Limited (formerly known as China Cell Technology Ltd.) for the year ended December 31, 2012,the financial statements of Cellular Biomedicine Group Wuxi Limited for the year ended December 31, 2012, and the financial statements of Cellular Biomedicine Group Shanghai Limited for the year ended December 31, 2012.

Cellular Biomedicine Group Ltd. (or "the Company") was registered office of the Company is situated at the office of the registered agent which is at Trinity Chambers, P.O. Box. 4301, Road Town, Tortola, British Virgin Islands on 24th of December, 2009. The registration number is 1561774, which had been the duly appointed Registered Agent, named SHRM Trustees (BVI) Limited of Trinity Chambers, PO Box 4301, Road Town. The authorized issue 300,000,000 shares of one class with a par value of USD0.01 each.

The Directors appointed are as follows:

Name	Appointment Date
Shu Li	24-Dec-2009
Derek HaraldMuhs	24-Dec-2009

The Secretary appointed is as follows:

Name	Appointment Date
Andrew	26-Oct-2011

1. **DESCRIPTION OF BUSINESS**

NAME	CERTIFICATE NUMBER	SHARES ALLOTTED	ALLOTMENT DATE
	1	1	24-Dec-2009
	2	119,999,999	26-Nov-2010
	3	200,000	12-May-2011
	4	4,444,445	18-Aug-2011
	5	210,000	28-Oct-2011
	6	210,000	28-Oct-2011
	7	280,000	28-Oct-2011
	8	240,000	28-Oct-2011
	9	1,360,000	28-Oct-2011
	10	400,000	28-Oct-2011
	11	400,000	12-Nov-2011

1. DESCRIPTION OF BUSINESS (Continued)

12	210,000	12-Nov-2011
13	400,000	28-Oct-2011
14	400,000	28-Oct-2011
15	1,360,000	12-Nov-2011
16	60,000	28-Oct-2011
17	1,800,000	28-Oct-2011
18	60,000	28-Oct-2011
20	60,000	28-Oct-2011
21	11,658	5-Nov-2011
22	2,000,000	5-Nov-2011
23	500,000	5-Nov-2011
24	5,000	5-Nov-2011
25	1,200,000	17-Nov-2011
26	400,000	17-Nov-2011
27	800,000	20-Nov-2011
28	60,000	11-Nov-2011
29	340,000	11-Nov-2011

1. **DESCRIPTION OF BUSINESS (Continued)**

30	20,000	11-Nov-2011
31	40,000	11-Nov-2011
32	40,000	11-Nov-2011
33	80,000	11-Nov-2011
34	140,000	11-Nov-2011
35	20,000	11-Nov-2011
36	80,000	11-Nov-2011
37	70,000	11-Nov-2011
38	100,000	5-Dec-2011
39	120,000	5-Dec-2011
40	421,092	5-Dec-2011
41	60,000	9-Dec-2011
42	200,000	9-Dec-2011
43	5,000,000	31-Jan-2012
44	5,000	1-Feb-2012
45	30,000	21-Mar-2012
46	60,000	21-Mar-2012

1. DESCRIPTION OF BUSINESS (Continued)

47	60,000	21-Mar-2012
48	400,000	1-Apr-2012
49	200,000	1-Apr-2012
50	150,000	1-May-2012
51	5,000	3-Sep-2012
52	1,800,000	3-Sep-2012
53	50,000	1-Sep-2012
54	2,500,000	9-Oct-2012
56	100,775	3-Sep-2012
57	206,019	3-Sep-2012
59	1,388,889	3-Sep-2012
60	100,833	3-Sep-2012
61	176,944	3-Sep-2012
62	833,333	3-Sep-2012
63	79,006	3-Sep-2012
64	138,889	3-Sep-2012

1. DESCRIPTION OF BUSINESS (Continued)

65	88,000	3-Sep-2012
67	20,000	3-Sep-2012
68	20,000	3-Sep-2012
69	100,000	3-Sep-2012
70	45,000	3-Sep-2012
71	25,000	3-Sep-2012
72	9,000	3-Sep-2012
74	138,888	3-Sep-2012
75	5,500,000	3-Sep-2012
76	277,778	3-Sep-2012
77	200,000	3-Sep-2012
78	277,778	3-Sep-2012
79	277,778	3-Sep-2012
80	6,444,445	3-Sep-2012
81	1,000,000	3-Sep-2012
82	200,000	3-Sep-2012

1. DESCRIPTION OF BUSINESS (Continued)

83	20,000	3-Sep-2012
84	140,000	3-Sep-2012
85	120,000	3-Sep-2012
86	10,000	3-Sep-2012
87	30,000	3-Sep-2012
88	4,500	3-Sep-2012
89	60,00	3-Sep-2012
90	10,000	3-Sep-2012
91	2,500	3-Sep-2012
92	200,000	3-Sep-2012
93	6,000,000	3-Sep-2012
94	6,000,000	3-Sep-2012
95	277,778	3-Sep-2012
96	60,000	3-Sep-2012
97	15,000	3-Sep-2012
98	15,000	3-Sep-2012

1. DESCRIPTION OF BUSINESS (Continued)

99	312,500	3-Sep-2012
100	4,500	3-Sep-2012
101	720,000	3-Sep-2012
102	60,000	3-Sep-2012
103	60,000	3-Sep-2012
104	1,500,000	3-Sep-2012
105	30,000	3-Sep-2012
106	540,000	18-Sep-2012
107	80,000	18-Sep-2012
108	3,000,000	19-Oct-2012
109	277,778	19-Oct-2012
110	2,489,537	10-Oct-2012
111	206,019	10-Oct-2012
111	10,463	10-Oct-2012
112	60,000	10-Oct-2012
113	60,000	28-Oct-2012

1. DESCRIPTION OF BUSINESS (Continued)

114	60,000	28-Oct-2012
115	60,000	3-Sep-2012
116	60,000	28-Oct-2012
117	60,000	28-Oct-2012
118	60,000	28-Oct-2012
119	1,500,000	3-Sep-2012
120	55,517	28-Oct-2012
121	2,409,898	20-Sep-2012
122	1,605,266	20-Sep-2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1) **Principles of Consolidation and Presentation**

The principal accounting policies adopted in the preparation of the financial statements are set out below. The policies have been consistently applied to all the years presented, unless otherwise stated.

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S.GAAP").The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated upon consolidation.

The consolidated financial statements have been prepared on the historical cost basis.

The Company owns one subsidiary. Detailed identity of the consolidating subsidiary is as follows:

Name of subsidiary	Place of incorporation	Attributable interest	Ways to obtain control
Cellular Biomedicine Group HK Limited (China Biotech Group HK or W.A Stem Cell Technology HK Ltd)	Hong Kong	100.00%	Investment
Cellular Biomedicine Group HK Limited (formerly known as	BVI	50.00%	Investment
Cellular Biomedicine Group Wuxi Limited	PRC	100.00%	Investment
Cellular Biomedicine Group Shanghai Limited	PRC	100.00%	Deemed Control

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

2) Foreign currency translation

The Group's financial statements are presented in the U.S. dollar ($), which is its reporting currency, while its functional currency is Chinese Renminbi (RMB). Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of transaction. Any differences between the initially recorded amount and the settlement amount are recorded as a gain or loss on foreign currency transaction in the consolidated statements of income. Monetary assets and liabilities denominated in foreign currency are translated at the functional currency rate of exchange ruling at the balance sheet date. Any differences are taken to profit or loss as a gain or loss on foreign currency translation in the statements of income.

In accordance with ASC 830, Foreign Currency Matters, the Group translates the assets and liabilities into RMB using the rate of exchange prevailing at the applicable balance sheet date and the statements of income and cash flows are translated at an average rate during the reporting period. Adjustments resulting from the translation are recorded in shareholders' equity as part of accumulated other comprehensive income.

The PRC government imposes significant exchange restrictions on fund transfers out of the PRC that are not related to business operations. These restrictions have not had a material impact on the Group because it has not engaged in any significant transactions that are subject to the restrictions.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the consolidated financial statements were as follows:

	December31, 2012	December31, 2011
Twelve months ended		
RMB : USD exchange rate	6.2855	6.3009
Average twelve months ended		
RMB : USD exchange rate	6.3129	6.4588
Twelve months ended		
HKD : USD exchange rate	7.7528	7.7722
Average twelve months ended		
HKD : USD exchange rate	7.7575	7.7828

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

3) Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4) Revenue Recognition

The Group recognizes revenue in accordance with ASC 605, Revenue Recognition, when persuasive evidence of an arrangement exists, the price is fixed or determinable, collection is reasonably assured and delivery of products has occurred or services have been rendered. Delivery occurs upon receipt of products by confirmation form from sales department and customers.

5) Cost of Goods Sold

The Group's cost of goods sold includes raw material, low valuable consumable mates, salary, depreciation expense, water and electricity fee, operation and labor costs, transportation, DNA testing fee, virus and allergy testing fee, and input tax related to inventory adjustments, including write downs for excess and obsolete inventory. Product costs include raw materials, production overhead costs, and depreciation of property, plant and equipment used directly or indirectly for production.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

	(Audited) December 31, 2011	2012
	$	$
Raw Material	20,393	37,850
Low valuable consumable	10,892	22,760
Salary	16,287	29,356
Depreciation Expense	25,062	63,159
Water and Electricity Fee	4,024	342
Operation and labor costs	8,221	-
Transportation	2,555	-
DNA Testing Fee	5,357	-
Virus and Allergy Testing	5,778	-
Input Tax	1,125	-
Rental Fee	-	11,643
Amortization expense	-	20,152
Other	-	9,002
Total	99,694	194,264

6) **Accounts Receivable**

The Group regularly evaluates and monitors the creditworthiness of each of its customers in accordance with the prevailing practice in the industry and based on general economic conditions in the PRC. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. The Group also examines the credit terms of significant customers regularly and asks for more cash deposits if these customers appear to have any indicators of delaying their payments to the Group. With such a practice in place, the Group did not have any specific allowance for doubtful accounts provided against specific customers as of December 31, 2012.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

7) **Inventories**

Inventories consist of finished goods, raw materials, work-in-process, and low value consumable mates. Inventories are initially recognized at cost and subsequently at the lower of costs and net realizable value. Weighted average cost is used to determine the cost. Finished goods are comprised of direct materials, direct labor, depreciation and manufacturing overhead. Net realizable value is the estimated selling price, in the ordinary course of business, less estimated costs to complete and dispose. The Group regularly inspects the shelf life of prepared finished goods and, if necessary, writes down their carrying value based on their salability and expiration dates into cost of goods sold.

8) **Property, Plant, and Equipment**

Property, plant, and equipment are recorded at cost. Significant additions or improvements extending useful lives of assets are capitalized. Maintenance and repairs are charged to expense as incurred. Depreciation is calculated using the straight-line method with zero residual value over the estimated useful lives as follows.

Office equipment	5 Years
Computer equipment	5 Years
Manufacturing equipment	5 Years
Leasehold improvement	3 Years

9) **Income Taxes**

Generally, in British Virgin Islands, tax ratesare0%. In Hong Kong, corporate income tax is 16.5%. The two major subsidiaries are operating in PRC, in accordance with the relevant tax laws, the two companies are subject to a corporate income tax rate of 25% on its taxable income normally, but they might be applied to reduce tax to 15% with some special condition.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(1) Current income tax

Current income tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date in the countries where the Group operates and generates taxable income.

Current income tax relating to items recognized directly in equity is recognized in equity and not in the income statement. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

(2) Deferred tax

Deferred tax is provided using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date. Deferred tax liabilities are recognized for all taxable temporary differences, except:

- When the deferred tax liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss.
- In respect of taxable temporary differences associated with investments in subsidiaries, associates and interests in joint ventures, when the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred tax assets are recognized for all deductible temporary differences, the carry forward of unused tax credits and any unused tax losses. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilized, except:

- When the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss.
- In respect of deductible temporary differences associated with investments in subsidiaries, associates and interests in joint ventures, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are reassessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date.

Deferred tax relating to items recognized outside profit or loss is recognized outside profit or loss. Deferred tax items are recognized in correlation to the underlying transaction either in other comprehensive income or directly in equity.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Tax benefits acquired as part of a business combination, but not satisfying the criteria for separate recognition at that date, would be recognized subsequently if new information about facts and circumstances changed. The adjustment would either be treated as a reduction to goodwill (as long as it does not exceed goodwill) if it was incurred during the measurement period or in profit or loss.

10) Concentrations of Financial Risk and Risk related to competitors

Interest rate risk

Interest income is derived from the Company's current and fixed deposits that carry interest at the respective banking deposit rate of the banks located in Hong Kong and overseas countries.

Foreign currency risk

The company mainly operates in Hong Kong with most of the transactions settled in HKD. Most of the Company's financial instruments such as cash and bank balances are denominated in the same currency or a currency that is pegged to the functional currency of the operations to which transactions relate. The company has not used any forward contract or borrowing to hedge its exposure as foreign currency risk is considered minimal.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Risks Related to Competition

The market for therapeutic stem cell products is highly competitive.

There are new entry barriers for biotechnology companies, such as us, which is developing stem cell. However, as a new established company, we need more strength survive in this industry. Our clients are mostly from China. As we know, in China, there are some companies in this industry, but normally they are quite small and management is not that much formal. We will develop rapidly in following years. Our company is more formal and high-tech than the others, but no one can make sure our strength will be forever. Stem cell industry is developing in China, and there is a big market. There will be more potential competitors.

General Risks Relating to Our Business

Our company is not only product stem cell for our customers, but also making research for new technology about this industry. For research part, there are risks. When research failed, it would be loss. From now on, as a new established company, we still cannot turn to make profit. As a type of Business to Business company, our main customer is our related party in China. However, we need focus on market developing, so some of our product is for free. That is main reason we loss before. However, we hope this market in China, even all over the world will be great, but it is more challenge.

3. FAIR VALUE MEASUREMENTS

ASC 820 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

3. FAIR VALUE MEASUREMENTS (Continued)

ASC 820 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement.ASC 820 establishes three levels of inputs that may be used to measure fair value:

- Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company holds. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
- Level 2 – Valuation based on quoted prices in markets that are not active for which all significant inputs are observable, either directly or indirectly.
- Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Company adopted ASC 820, Fair Value Measurements and Disclosures, ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Company has not adopted ASC 820 for non-financial assets or non-financial liabilities, as these items are not recognized at fair value on a recurring basis. The adoption of ASC 820 for all financial assets and liabilities did not have any impact on the Company's consolidated financial statements and the Company does not expect to have any impact on the Company's consolidated financial statements if ASC 820 for nonfinancial assets and liabilities is adopted.

Financial instruments include cash, accounts receivable, prepaid expense and other receivables, short-term borrowings from banks, accounts payable and accrued expenses and other payables. The carrying amounts of cash, accounts receivable, prepayments and other receivables, short-term loans, accounts payable and accrued expenses approximate their fair value due to the short term maturities of these instruments.

4. RESTATEMENT AND RECLASSIFICATION

These financial statements include adjustments related to the following for the year ended December 31, 2012:

The Company presented the financial statements without properly applying Accounting Standard Codification No. 810 Consolidation, with respect to the treatment of the Variable Interest Entity (VIE) relationship. A correction was required to (i) properly eliminate the Company's investment in the VIE, which resulted in a decrease in receivables and equity, and (ii) properly classify a deferred tax asset that was previously reflected as a tax refund receivable as a deferred tax asset.

The Company previously recorded 71,814 shares in 2013 that have an award date value of $882,853. Approximately $532,451 should have been recorded under the original terms in 2012. Of the restricted awards still unvested (44,992 shares) at the merger date, CBMG should have recognized $165,437 in 2012. Additionally, the Company had not previously reflected the impacts of shares issued for services rendered during 2011 and 2012.

CELLULAR BIOMEDICINE GROUP LTD.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Year ended December 31,2012		
	As previously filed	Restatement adjusted	As amended
Revenue	$ 273,620	$ -	$ 273,620
Cost of services	194,264	-	194,264
Gross profit	79,356	-	79,356
Operating expense:			
General and administrative	2,009,078	1,446,368	3,455,446
Selling and marketing	471,420	-	471,420
Research and development	3,214,289	-	3,214,289
Total operating expenses	5,694,787	1,446,368	7,141,155
Operating loss	(5,615,431)	(1,446,368)	(7,061,799)

4. RESTATEMENT AND RECLASSIFICATION (Continued)

Other income			
Interest income	1,788	-	1,788
Other income	28,492	-	28,492
Total other income	30,280	-	30,280
Loss before taxes	(5,585,151)	(1,446,368)	(7,031,519)
Income tax benefit (provision)	-	-	-
Net loss	$ (5,585,151)	$ (1,446,368)	$ (7,031,519)
Pther comprehensive income	13,705	-	13,705
Comprehensive loss	$ (5,571,446)	$ (1,446,368)	$ (7,017,814)

CELLULAR BIOMEDICINE GROUP LTD.
CONSOLIDATED BALANCE SHEET

	December 31,2012		
	As previously filed	Restatement adjusted	As amended
Assets			
Cash	$ 4,144,896	$ -	$ 4,144,896
Accounts Receivable	20,683	-	20,683
Inventory	37,241	-	37,241
Prepaid expenses	18,118	-	18,118
Other current assets	1,715,756	(1,587,075)	128,681
Total current assets	5,936,694	(1,587,075)	4,349,619
Property, plant and equipment,net	1,326,882		1,326,882
Intangibles	940,897		940,897
Long-term prepaid expenses and other assets	14,802	119,427	134,229
Total assets	8,219,275	(1,467,648)	6,751,627
Liabilities and Stockholders' Equity			
Liabilities:			
Accounts payable	23,931	-	23,931
Accrued expenses	451,875	(354,421)	97,454
Other current liabilities	-	473,848	473,848
Total current liabilities	475,806	119,427	595,233

4. RESTATEMENT AND RECLASSIFICATION (Continued)

Total liabilities	475,806	119,427	595,233
Stockholders' equity:			
Additional paid in capital	14,418,709	(295,004)	14,123,705
Accumulated deficit	(6,736,866)	(1,882,079)	(8,618,945)
Accumulated other comprehensive loss	61,626	-	61,626
Total stockholders' equity	7,743,469	(1,587,075)	6,156,394
Total liabilities and stockholders' equity	8,219,275	(1,467,648)	6,751,627

CELLULAR BIOMEDICINE GROUP LTD.

CONSOLIDATED BALANCE SHEET

	December 31,2011		
	As previously filed	Restatement adjusted	As amended
Assets			
Cash	$ 4,413,971	$ -	$ 4,413,971
Accounts Receivable	66,657	-	66,657
Amount due from related parties	1,899,715	(1,587,075)	312,640
Inventory	43,629	-	43,629
Prepaid expenses	422,569	-	422,569
Other current assets	19,392	-	19,392
Total current assets	6,865,933	(1,587,075)	5,278,858
Property, plant and equipment, net	523,509		523,509
Total assets	7,389,442	(1,587,075)	5,802,367
Liabilities and Stockholders' Equity			
Liabilities:			
Accounts payable	2,923,098	-	2,923,098
Accrued expenses	62,140	-	62,140
Advances payable to related party	5,651	-	5,651
Total current liabilities	2,990,889	-	2,990,889

4. RESTATEMENT AND RECLASSIFICATION (Continued)

Total liabilities	2,990,889	-	2,990,889
Stockholders' equity:			
Additional paid in capital	5,502,347	(1,151,363)	4,350,984
Accumulated deficit	(1,151,715)	(435,712)	(1,587,427)
Accumulated other comprehensive loss	47,921	-	47,921
Total stockholders' equity	4,398,553	(1,587,075)	2,811,478
Total liabilities and stockholders' equity	7,389,442	(1,587,075)	5,802,367

5. BUSINESS COMBINATION

On 2 February, 2010, Cellular Biomedicine Group Ltd. invested control of China Cell Technologies HK Limited via a 100% shareholding with USD 0.13, which is equivalent to HKD 1.

On 17 June, 2010, the company's subsidiary, Cellular Biomedicine Group HK Limited wholly invested and controlled in Cellular Biomedicine Group Wuxi Limited with USD 3,500,000.

On 5 August, 2010, Cellular Biomedicine Group Ltd. invest 100% equity interest in Cellular Biomedicine Group HK Limited (formerly known as China Cell Technology Ltd.), total investment was USD 0.01 for 1 share.

On 19 October, 2011, parent company, Cellular Biomedicine Group Ltd., deemed control Cellular Biomedicine Group Shanghai Limited. It had been founded by the natural people, who are directors of Cellular Biomedicine Group Shanghai Limited, Mingzhe Chen and Wei Cao. However, the actual control is Cellular Biomedicine Group Ltd. Company signed stock custody agreement in September 2011 with its directors to represent parent company to run local company in China, which is named Cellular Biomedicine Group Shanghai Limited. There is the way that parent company deemed control Shanghai local company.

6. GENERAL AND ADMINISTRATIVE EXPENSES

	(Audited) December 31, 2011 $	2012 $
Salary & Benefit	222,444	538,673
Social insurance	22,532	76,856
Housing fund	6,524	14,723
Depreciation for fixed asset	3,383	15,314
Amortization cost	505	124,306
Leasing and property management fee	65,612	562,967
Travel cost	124,220	157,154
Office expenses	13,882	69,274
Stamp tax	470	3,086
Audit fee	4,022	64,738
Meals cost	2,908	8,372
Entertainment expense	26,054	27,711
Detect cost	232	-
Training cost	368	2,923
Consultancy fees	26,612	47,677
Bank charges	1,468	3,563
Legal and professional fee	10,356	85,132
Bonus & Commission	235,822	206,074
Raw material	16,401	-
Accounting fee	2,326	535
Share premium	435,712	1,446,368
Other cost	60,176	-
Total	**1,282,029**	**3,455,446**

7. REASEARCH AND DEVELOPMENT EXPENSE

	(Audited) December 31, 2011 $	(Audited) December 31, 2012 $
Amortization cost	-	236,623
Leasing and property management fee	-	1,443,086
Detect cost	-	10,326
Professional fees	-	968,948
Clinical trial fee	-	55,080
Animal experiment fee	36,126	18,375
Other cost	3,258	135,902
Salary	73,801	85,251
Utility	6,345	45,380
Fixed Asset Depreciation	-	30,650
Raw Material	101,004	174,988
Low value consumable mates	-	9,680
Patent fee	7,928	-
Total	**228,462**	**3,214,289**

8. SELLING EXPENSES

	(Audited) December 31, 2011 $	(Audited) December 31, 2012 $
Salary & Benefit	53,743	232,053
Social insurance	7,419	48,469
Housing fund	1,584	9,030
Depreciation for fixed asset	-	860
Travel cost	13,225	43,765
Amortization cost	-	4,530
Office expenses	16,656	3,979
Meals cost	10,669	220
Entertainment	13,054	15,060
Marketing expense	14,367	96,966
Meeting fee	633	14,122
Other cost	9,378	2,366
Total	**140,728**	**471,420**

9. INTEREST INCOME (EXPENSES)

	(Audited) December 31, 2011 $	2012 $
Interests expense (income) on	-	-
-Loan	-	-
-Others	(1,457)	(1,788)
Total Interests Expense (Income)	(1,457)	(1,788)
Foreign exchange gain/ (loss)	(33,722)	25,054

10. INVENTORY

Inventories consisted of the following:

	(Audited) December 31, 2011 $	2012 $
Raw materials	39,195	37,241
Low value consumable mates	4,434	-
Total	43,629	37,241

The Company did not have any inventory reserve as of December 31, 2012.

11. PREPAID EXPENSE AND OTHER CURRENT ASSETS

	(Audited) December 31, 2011 $	2012 $
Prepaid Expense	422,569	18,118
Other current assets	19,392	128,681
Total	441,961	146,799

12. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consisted of the following:

	(Audited) December 31, 2011 $	2012 $
Office equipment	27,718	16,586
Computer equipment	8,612	32,504
Manufacturing equipment	249,975	644,909
Leasehold improvement	264,855	762,579
Total	**551,160**	**1,456,578**
Depreciation and amortization	(27,651)	(129,696)
Property, plant, and equipment, net	**523,509**	**1,326,882**

13. OTHER CURRENT LIABILITIES

	(Audited) December 31, 2011 $	2012 $
Company	-	473,848
Individual	-	-
Total	-	**473,848**

14. ADDITIONAL PAID-IN CAPITAL

	(Audited) December 31, 2011		2012	
	Number	$	Number	$
Issued and fully paid	138,862,195	1,388,622	185,354,861	1,853,549
Total	138,862,195	1,388,622	185,354,861	1,853,549

15. RELATED PARTIES TRANSACTIONS

1) Parent company

Name	Place of incorporation	Relationship	Percentage of ownership
WA Regenerative Medicine Holdings	British Virgin Islands	Parent company	100%

2) The principal related parties with which the Company had transactions during the year 2012 are as follows:

Name	Relationship
WA Regenerative Medicine Group	Ultimate holding company

3) Transactions between the Company and its related parties

The accounts payable due to related parties

Items	Name	2011 Amounts	2012 Amounts
Other payables	W.A. Regenerative Medicine Group	5,651	-

16. INCOME TAXES

As statutory tax rate stated above, British Virgin Island is tax free region. However, in China, there is 25% income tax, due to profit before tax for both companies in China were loss, there is no any income tax payable.

17. COMMITMENTS

Operating lease commitments

Operating lease commitments include the commitments under the lease agreements for the Company's office premises in Shanghai and Wuxi. The Company has agreed to

17. COMMITMENTS (Continued)

enter five tenancy agreements. The details of the five tenancy agreements are as follows:

1) The Company has a tenancy agreement in respect of Wuxi HuishanXin Cheng Life Technology Industry Development Co., Ltd.'s leasing of the demised premises in Room E2301, Life Technology Industry A Zone, 1619, Huishan Da Dao, Huishan District, Wuxi, P. R. China. The lease term is three years, commencing from March 1st, 2011 to February 28th, 2014.

2) The Company has a tenancy agreement in respect of Shanghai Juke Biotech Park Co., Ltd.'s leasing of the demised premises in Level 5 and Level 6, Building 1, 333 Guiping Road, Xuhui District, Shanghai, P. R. China. The lease term is three years, commencing from December 31st, 2011 to November 30th, 2014.

3) The Company has a tenancy agreement in respect of person named HuiQian leasing of the demised premises in Room 202, Lianhua Road, Minhang District, Shanghai, P. R. China. The lease term is one year, commencing from February 12nd, 2012 to February 11st, 2013.

4) The Company has a tenancy agreement in respect of staffsleasing of the demised premises in Room 3-308, Alley 1458, Gumei Road, Minhang District, Shanghai, P. R. China. The lease term is one year, commencing from August 5th, 2012 to August4th, 2013.

5) The Company has a tenancy agreement in respect of Cellular Biomedicine Group HK Limited leasing of the demised premises in Flat A&B, 13/F, Hang Wan Building, 42-44 Granville Road, TsimShaTsui, Kowloon, Hong Kong. The lease term is one year, commencing from August 5th, 2012 to August4th, 2013.

6) The Company has a tenancy agreement in respect of staffsleasing of the demised premises in Room 3-308, Alley 1458, Gumei Road, Minhang District, Shanghai, P. R. China. The lease term is one year, commencing from August 5th, 2012 to August4th, 2013.

17. COMMITMENTS (Continued)

7) The Company has a tenancy agreement in respect of Cellular Biomedicine Group HK Limited leasing of the demised premises in Flat A&B, 13/F, Hang Wan Building, 42-44 Granville Road, TsimShaTsui, Kowloon, Hong Kong. The lease term is one year, commencing from August 5th, 2012 to August4th, 2013.

The non-cancellable minimum lease payments for each of the next three years subsequent to the balance sheet date and the aggregate minimum lease payments thereafter are as follows:

	2011 (USD)	2012 (USD)
The first year	365,305	373,618
The second year	358,321	318,760
The third year	317,982	-
Total	1,041,609	692,378

18. CONTINGENCIES

None as of March 11, 2013

19. SUBSEQUENT EVENTS

None as of March 11, 2013

20. APPROVAL OF THE FINANCIAL REPORTS

The financial report and notes are approved by the Company on March 11, 2013.

Cellular Biomedicine Group Ltd.

Chairman: [signature]

Finance Controller: [signature]

Date:

Date: